UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01731

SOURCE CAPITAL, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA	90025
(Address of principal executive offices)	(Zip code)

(Name and address of agent for service)	Copy to:
J. RICHARD ATWOOD, PRESIDENT SOURCE CAPITAL, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025	MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

Item 1:  Report to Shareholders.

SOURCE CAPITAL, INC.

2018

ANNUAL REPORT

for the year ended December 31

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 638-3060. Your election to receive reports in paper will apply to all funds held with the FPA Funds or through your financial intermediary.

SOURCE CAPITAL, INC.
LETTER TO SHAREHOLDERS

Dear Shareholders:

Performance

During the fourth quarter of 2018, the net asset value per share of Source Capital, Inc. (the "Fund," or the "Company") decreased 9.96% for the quarter and 7.69% for the calendar year (both percentages including the reinvestment of the distributions paid during the period). These changes compare with returns of -13.52% for the quarter and -4.38% for the calendar year for the S&P 500 Index, 1.64% for the quarter and 0.01% for the calendar year for the Bloomberg Barclays U.S. Aggregate Bond Index, and -7.56% for the quarter and -2.35% for the calendar year for the 60/40 blended S&P 500 / Bloomberg Barclays U.S. Aggregate Bond benchmark during the same period.

The Fund's top five winners and losers for the fourth quarter and full year 2018 are presented below.1

Fourth Quarter 2018

Winners	Performance Contribution	Losers	Performance Contribution
Broadcom	0.18%	American International group	-0.94%
Naspers	0.14%	Baidu	-0.85%
Nexon	0.05%	Citigroup	-0.74%
Jardine Strategic Holdings	0.00%	Arconic	-0.74%
Thermo Fisher Scientific	0.00%	United Technologies	-0.66%

Calendar Year 2018

Winners	Performance Contribution	Losers	Performance Contribution
Microsoft	0.55%	American International group	-1.25%
Cisco	0.50%	Arconic	-1.18%
Broadcom	0.43%	Citigroup	-0.80%
Thermo Fisher Scientific	0.30%	Baidu	-0.79%
Aon	0.29%	Mylan	-0.78%

Source Capital continues to maintain an approximately 60% allocation to equities and 40% allocation to fixed income. As you can see from the tables above, equities continue to be the main drivers of performance for the Fund.

Below is a discussion of our thoughts of the equity and fixed income markets.

Equities

The price of a company's stock can perform better or worse than its underlying business, sometimes for extended periods. Such was the environment last year that the businesses of the companies we own performed on average within the range of our expectations—the companies we held for the full year actually beat analyst expectations. But we believe their stock prices failed to reflect that performance. It may further an understanding of our portfolio positioning to discuss what we don't own, for example, real estate investment trusts (REITS), utilities and consumer staples. Simply, we do not believe that the stock of the typical company in these sectors will offer reasonable risk-adjusted returns over the next decade, given a combination of current valuation and prospective growth.

Proctor & Gamble, or P&G, the storied consumer products company, is an example of a company we don't own. Like many consumer staples companies, its moat is still substantial but not what it once was. The result is earnings growth of less than 2% over the past seven years, but its stock inexplicably trades at 20.8x 2019 consensus earnings estimates. Nonetheless, the Fund would have been better off owning it rather than many of its existing positions last year, as P&G delivered a total return of 3.57%. Yet P&G's historic

1  Reflects the top contributors and top detractors to the Company's net asset value performance based on contribution to return for the quarter and year-to-date. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The weights of the winners and losers within the portfolio as of December 31, 2018 were: Broadcom (2.9%), Naspers (1.0%), Nexon (0.6%), Jardine Strategic Holdings (0.6%), Thermo Fisher Scientific (0.0%), American International Group (3.6%), Baidu (2.3%), Citigroup (2.2%), Arconic (2.6%), United Technologies (2.4%), Microsoft (1.9%), Cisco (0.0%), Aon (1.7%), Mylan (1.7%). The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter or year-to-date. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the quarter and year-to-date is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL, INC.

growth rate has generally been lower than the Fund's portfolio holdings, which more importantly in our eyes, trade more inexpensively and offer better growth prospects. P&G is no better nor worse than a number of other consumer staples companies we could have discussed.2

We find this illogical. Maybe the valuation disparity is due to expectations for a weaker economy that might allow consumer staples to outperform for a time. Or maybe it is due to passive investing, which makes indiscriminate purchases as a function of inflows. However, if the stock market didn't offer irrational moments, everyone would invest in passive vehicles, and we wouldn't be in business. We prefer our portfolio.

A stock can trade higher or lower than one might expect, but if the underlying business successfully grows over time and generates free cash flow that management then allocates intelligently, said stock should make its shareholders happy over a longer period. We are happy with what we own—more happy than we have been in a number of years—and as much as we look forward to looking back, we appreciate where we are in the moment.

Fixed Income

This year the shape of the yield curve has dominated capital market commentaries. While the shape of the yield curve often signals the next major direction of treasury interest rates, it does not predict the timing of that move. Historically, the economy has exhibited either a significant slowdown in growth or a recession one to two years after the difference in yield between the 10-year treasury and 2-year treasury reaches 50 basis points. Since the end of 2017, that difference in yield has continued to decline, as shown on the following page.

2  References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, FPA, or the distributor. It should not be assumed that future investments made by the Fund will be profitable or will equal the performance of the security examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com. Past performance is no guarantee, nor is it indicative, of future results. Please refer to the end of this Commentary for important disclosures.

SOURCE CAPITAL, INC.

Source: Federal Reserve Bank of St. Louis; Data in the chart is through December 31, 2018.

We note that historically, the yield-to-worst of the Bloomberg Barclays High-Yield Index would start to increase within 12 months of the Treasury yield difference reaching 50 basis points. As the graph below illustrates, that increase has already begun.

Source: Bloomberg Barclays; Data in chart through December 31, 2018. The yield to worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

Economic data over the past year started out very strong based mostly on the corporate and personal income tax cuts. However, that benefit has been dissipating and we believe will continue to do so. Additionally, economic activity worldwide has tended to moderate.

As an analytical team, we do not pretend to have an investable advantage in predicting economic growth, how many times the Federal Open Market Committee will change its interest rate forecast or economic views, or any of the myriad macroeconomic factors

SOURCE CAPITAL, INC.

affecting the capital markets. We do not profess to have any analytical edge when it comes to how trade negotiations or Washington political infighting will affect bond markets and the economy in the short term—a recurring subject in the financial press. That said, there are certain indicators that cause us concern: the level of debt3, who is borrowing money, the relationship between debt and economic growth, and how repayment may affect future growth. We discuss these items and our concerns in a special commentary that we wrote, "Risk is Where You're Not Looking", which was published January 2, 2019.

Given our long-held concerns discussed in "Risk is Where You're Not Looking", we previously wrote a separate commentary titled "Rare Bond Market Conditions Set Up Complacent Investors for Sub-Par Returns," (published March 13, 2018), in which we made two statements that expressed our opinions that: 1) Long-duration bonds do not offer sufficient incremental compensation versus short-duration bonds, and 2) Credit markets are expensive. We also noted that it is rare for both conditions to exist simultaneously. Our investment views at that time were to shorten duration and reduce credit exposure. That decision has paid off since long-duration bonds and credit have underperformed in 2018.

With the probability of an economic recession increasing, and what we believe to be the diminished capacity to prop up weak fundamentals with more debt (sovereign or otherwise) and our concerns regarding the corporate debt market beginning to materialize, our focus is on liquidity and seeking high-quality investments that adequately compensate us for duration risk and recession risk, both on a short-term mark-to-market basis and long-term value basis.

Open Market Repurchases

We started the fourth quarter of 2018 with the market discount to net asset value of 11.53% and ended the quarter with the discount at 13.55%. We repurchased 38,100 shares in the fourth quarter of 2018 at an average discount of 13.64%. While the number of shares purchased remained relatively modest, it was accretive to shareholders by adding $0.02 per share to the Fund's NAV.

As a reminder, Source Capital is authorized to make open-market repurchases of its common stock of up to 10% of the Fund's outstanding shares at such times as the Fund's shares trade at a greater than 10% discount to the Fund's net asset value, when in FPA's judgment such repurchases would benefit shareholders, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer's stock by the issuer and the managers' ability to raise cash to repurchase shares in a tax-efficient manner. There is no assurance that Source Capital will purchase shares at any specific discount levels or in any specific amounts.

Respectfully submitted,

Source Capital Portfolio Management Team

January 2019

3  Refers to government, corporate and household debt.

SOURCE CAPITAL, INC.

Important Disclosures

On December 1, 2015, a new portfolio management team assumed management of the Fund and the Fund transitioned to a balanced strategy. Performance prior to December 1, 2015 reflects the performance of the prior portfolio manager and investment strategy and is not indicative of performance for any subsequent periods.

Current performance information is updated monthly and is available by calling 1-800-982-4372. Performance data quoted represents past performance, which is no guarantee of future results. Current performance may vary from the performance quoted. The returns shown for Source Capital are calculated at net asset value per share, including reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, which would lower these figures. Since Source Capital is a closed-end investment company and its shares are bought and sold on the New York Stock Exchange, your performance may also vary based upon the market price of the common stock.

The Fund is managed according to its investment strategy which may differ significantly in terms of security holdings, industry weightings, and asset allocation from those of any indices noted herein. Overall Fund performance, characteristics and volatility may differ from the benchmark(s) shown.

There is no guarantee the Fund's investment objectives will be achieved. You should consider the Fund's investment objectives, risks, and charges and expenses carefully before you invest. You can obtain additional information by visiting the website at www.fpa.com, by email at crm@fpa.com, toll free by calling 1-800-279-1241 (option 1), or by contacting the Fund in writing.

The views expressed herein and any forward-looking statements are as of the date of this publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, the Adviser, the portfolio managers, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Please visit our website, www.sourcecapitalinc.com, for a complete list of portfolio holdings.

Investing in closed-end funds involves risk, including loss of principal. Closed-end fund shares may frequently trade at a discount or premium to their net asset value.

Investments, including investments in open-end or closed-end mutual funds, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. It is important to remember that there are risks inherent in any investment and there is no assurance that any investment or asset class will provide positive performance over time. Small and mid-cap stocks involve greater risks and may fluctuate in price more than larger company stocks. Short-selling involves increased risks and transaction costs. You risk paying more for a security than you received from its sale.

The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; these risks may be heightened when investing in emerging markets. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments.

Fixed income securities are subject to interest rate, inflation and credit risks. The return of principal in a fund that invests in fixed income securities is not guaranteed. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds. Interest rate risk is when interest rates go up, the value of fixed income securities, such as bonds, typically go down and investors may lose principal value. Credit risk is the risk of loss of principle due to the issuer's failure to repay a loan. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults, the security may lose some or all its value.

Mortgage securities, asset-backed securities, and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; such derivatives may increase volatility. Convertible securities are generally not investment grade and are subject to greater credit risk than higher-rated investments. High yield securities can be volatile and subject to much higher instances of default. The Fund may experience increased costs, losses and delays in liquidating underlying securities should the seller of a repurchase agreement declare bankruptcy or default.

SOURCE CAPITAL, INC.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

Index Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund will be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the underlying securities. An investor cannot invest directly in an index. The Fund does not include outperformance of any index or benchmark in its investment objectives.

S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

The Bloomberg Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1-year remaining in maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

60% S&P 500/40% Bloomberg Barclays Aggregate Index is a hypothetical combination of unmanaged indices comprised of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index, representing the Fund's neutral mix of 60% stocks and 40% bonds.

Other Definitions

Yield to Worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

SOURCE CAPITAL, INC.
FEDERAL INCOME TAX INFORMATION

Calendar 2018

Cash Dividends and Distributions (unaudited):

Record Date	Payable Date	Amount Paid Per Share		(1) Ordinary Income Dividends	(2) Long-Term Capital Gain Distributions
03/02/2018	03/15/2018	$0.25		$0.0251	$0.2249
06/01/2018	06/15/2018	0.25		0.0251	0.2249
08/31/2018	09/15/2018	0.25		0.0251	0.2249
11/30/2018	12/15/2018	3.45	*	0.3463	3.1037
TOTAL		$4.20		$0.4216	$3.7784

*  Includes a special distribution of $3.25 per share.

The amounts in column (1) are to be included as dividend income on your tax return and 100% of these amounts are Qualified Dividend Income.

In accordance with the provisions of the Internal Revenue Code pursuant to Section 852(b)(3), the amounts in column (2) are designated as long-term capital gain distributions.

A Form 1099 has been mailed to all shareholders of record on dividend record dates setting forth the specific amounts to be included in their 2018 tax returns. For corporate shareholders, 82.43% of the amount in column (1) qualifies for the 70% corporate dividends received deduction. Source Capital did not elect to retain any undistributed long-term capital gains for the year ended December 31, 2018. Therefore, Common shareholders will not receive a Form 2439 for 2018.

Notice to Dividend Reinvestment Plan Participants:

When additional shares are issued by Source Capital under the Automatic Reinvestment Plan at a discount from the market price, a participant in the Plan is treated for federal income tax purposes as having received a taxable distribution equal to the market value of the shares purchased. In effect, the discount from market price at which shares are purchased is added to the amount of the cash distribution to determine the total value of the taxable distribution. Such value also becomes the participant's tax basis for the shares purchased under the Plan.

For the year ended December 31, 2018 none of the distributions paid were reinvested at a discount from the market price.

State Tax Information:

2.12% of the amounts reported in column (1) were derived from U.S. Treasury Securities.

SOURCE CAPITAL, INC.
PORTFOLIO SUMMARY

December 31, 2018

Common Stocks		58.5%
Internet Media	8.2%
Diversified Banks	5.5%
Semiconductor Devices	5.3%
Aircraft & Parts	5.0%
Cable & Satellite	4.2%
P&C Insurance	3.6%
Cement & Aggregates	3.3%
Infrastructure Software	2.9%
Electrical Components	2.1%
Investment Companies	1.9%
Banks	1.7%
Insurance Brokers	1.7%
Generic Pharmaceuticals	1.7%
Home Improvement	1.5%
Midstream — Oil & Gas	1.5%
Mining Services	1.4%
Consumer Finance	1.3%
Advertising & Marketing	1.2%
E-Commerce Discretionary	1.1%
Internet Based Services	1.0%
Entertainment Content	1.0%
Application Software	0.6%
Food & Drug Stores	0.6%
Base Metals	0.2%
Closed End Fund		2.2%
Bonds & Debentures		35.6%
Asset-Backed Securities	16.6%
Residential Mortgage-Backed Securities	10.7%
Commercial Mortgage-Backed Securities	3.8%
U.S. Treasuries	2.5%
Corporate Bank Debt	1.2%
Corporate Bonds & Notes	0.8%
Short-term Investments		4.4%
Other Assets And Liabilities, Net		(0.7)%
Net Assets		100.0%

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS

December 31, 2018

COMMON STOCKS	Shares	Fair Value
INTERNET MEDIA — 8.2%
Alphabet, Inc. (Class A)(a)	6,295	$6,578,023
Alphabet, Inc. (Class C)(a)	6,335	6,560,589
Baidu, Inc. (ADR) (China)(a)	46,950	7,446,270
Facebook, Inc. (Class A)(a)	44,030	5,771,893
		$26,356,775
DIVERSIFIED BANKS — 5.5%
Bank of America Corporation	292,170	$7,199,069
Citigroup, Inc.	136,860	7,124,932
Royal Bank of Scotland Group plc (Britain)	1,274,752	3,520,938
		$17,844,939
SEMICONDUCTOR DEVICES — 5.3%
Analog Devices, Inc.	89,410	$7,674,060
Broadcom, Inc.	36,514	9,284,780
		$16,958,840
AIRCRAFT & PARTS — 5.0%
Arconic, Inc.	492,090	$8,296,637
United Technologies Corporation	73,100	7,783,688
		$16,080,325
CABLE & SATELLITE — 4.2%
Charter Communications, Inc. (Class A)(a)	20,775	$5,920,252
Comcast Corp. (Class A)	221,230	7,532,881
		$13,453,133
P&C INSURANCE — 3.6%
American International Group, Inc.	291,650	$11,493,927
CEMENT & AGGREGATES — 3.3%
HeidelbergCement AG (Germany)	79,500	$4,862,229
LafargeHolcim Ltd. (Switzerland)(a)	143,030	5,893,494
		$10,755,723
INFRASTRUCTURE SOFTWARE — 2.9%
Microsoft Corporation	59,320	$6,025,132
Oracle Corporation	70,010	3,160,952
		$9,186,084
ELECTRICAL COMPONENTS — 2.1%
TE Connectivity, Ltd. (Switzerland)	87,273	$6,600,457
INVESTMENT COMPANIES — 1.9%
Groupe Bruxelles Lambert SA (Belgium)	71,539	$6,235,957
BANKS — 1.7%
Wells Fargo & Co.	119,610	$5,511,629
INSURANCE BROKERS — 1.7%
Aon plc (Britain)	37,600	$5,465,536
GENERIC PHARMACEUTICALS — 1.7%
Mylan NV(a)	193,790	$5,309,846
HOME IMPROVEMENT — 1.5%
Mohawk Industries, Inc.(a)	42,051	$4,918,285

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

COMMON STOCKS (Continued)	Shares or Principal Amount	Fair Value
MIDSTREAM — OIL & GAS — 1.5%
Kinder Morgan, Inc.	316,030	$4,860,541
MINING SERVICES — 1.4%
Glencore plc (Switzerland)	1,220,989	$4,534,199
CONSUMER FINANCE — 1.3%
Ally Financial, Inc.	182,700	$4,139,982
ADVERTISING & MARKETING — 1.2%
WPP plc (Britain)	355,042	$3,831,174
E-COMMERCE DISCRETIONARY — 1.1%
JD.com, Inc. (ADR) (China)(a)	172,950	$3,619,844
INTERNET BASED SERVICES — 1.0%
Expedia, Inc.	29,370	$3,308,531
ENTERTAINMENT CONTENT — 1.0%
Naspers, Ltd. (N Shares) (South Africa)	16,407	$3,298,243
APPLICATION SOFTWARE — 0.6%
Nexon Co. Ltd. (Japan)(a)	161,000	$2,075,571
FOOD & DRUG STORES — 0.6%
Jardine Strategic Holdings, Ltd. (Hong Kong)	52,010	$1,909,287
BASE METALS — 0.2%
Alcoa Corporation(a)	23,870	$634,465
TOTAL COMMON STOCKS — 58.5% (Cost $195,615,212)		$188,383,293
CLOSED END FUND — 2.2%
Altaba, Inc.(a) (Cost 7,262,414)	122,810	$7,115,612
BONDS & DEBENTURES
COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.8%
AGENCY — 0.0%
Government National Mortgage Association 2011-49 A — 2.45% 7/16/2038	$22,500	$22,446
AGENCY STRIPPED — 2.2%
Government National Mortgage Association 2014-171 IO — 0.668% 11/16/2055(b)	$15,289,629	$537,998
Government National Mortgage Association 2012-79 IO — 0.676% 3/16/2053(b)	6,200,022	201,631
Government National Mortgage Association 2012-58 IO — 0.701% 2/16/2053(b)	11,882,535	354,530
Government National Mortgage Association 2012-114 IO — 0.765% 1/16/2053(b)	14,985,782	687,465
Government National Mortgage Association 2015-86 IO — 0.771% 5/16/2052(b)	2,929,785	149,067
Government National Mortgage Association 2015-19 IO — 0.773% 1/16/2057(b)	7,472,934	412,886
Government National Mortgage Association 2012-109 IO — 0.78% 10/16/2053(b)	12,470,106	402,012
Government National Mortgage Association 2014-153 IO — 0.79% 4/16/2056(b)	10,896,634	557,302
Government National Mortgage Association 2013-74 IO — 0.795% 12/16/2053(b)	18,636,525	875,410
Government National Mortgage Association 2013-146 IO — 0.796% 11/16/2048(b)	15,861,418	552,767
Government National Mortgage Association 2014-187 IO — 0.882% 5/16/2056(b)	6,866,982	377,878
Government National Mortgage Association 2015-169 IO — 0.925% 7/16/2057(b)	2,153,933	136,150
Government National Mortgage Association 2015-114 IO — 0.938% 3/15/2057(b)	2,072,416	122,137
Government National Mortgage Association 2015-108 IO — 0.941% 10/16/2056(b)	8,504,327	486,117
Government National Mortgage Association 2016-65 IO — 1.002% 1/16/2058(b)	6,270,808	472,988

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
Government National Mortgage Association 2016-106 IO — 1.031% 9/16/2058(b)	$6,348,071	$479,938
Government National Mortgage Association 2016-125 IO — 1.062% 12/16/2057(b)	3,680,316	288,481
		$7,094,757
NON-AGENCY — 1.6%
Aventura Mall Trust M 2013-AVM A — 3.743% 12/5/2032(b)(c)	$970,000	$977,939
Bear Stearns Commercial Mortgage Securities Trust 2005-PWR7 B — 5.214% 2/11/2041(b)	122,806	123,042
Citigroup Commercial Mortgage Trust 2017-C4 A2 — 3.19% 10/12/2050	408,000	406,592
COMM Mortgage Trust 2014-FL5 B, 1M LIBOR + 2.150% — 3.693% 10/15/2031(b)(c)	26,435	26,313
COMM Mortgage Trust 2014-FL5 C, 1M LIBOR + 2.150% — 3.693% 10/15/2031(b)(c)	226,000	224,412
Credit Suisse Commercial Mortgage Trust Series 2016-MFF E, 1M LIBOR + 6.000% — 8.455% 11/15/2033(b)(c)	878,000	876,316
DBUBS Mortgage Trust 2011-LC2A A4 — 4.537% 7/10/2044(c)	1,082,918	1,113,545
Latitude Management Real Estate Capita 2016-CRE2 A, 1M LIBOR + 1.700% — 4.204% 11/24/2031(b)(c)	417,135	419,513
Madison Avenue Trust M 2013-650M A — 3.843% 10/12/2032(c)	277,000	279,569
WFRBS Commercial Mortgage Trust 2013-UBS1 A3 — 3.591% 3/15/2046	737,000	742,471
		$5,189,712
TOTAL COMMERICAL MORTGAGE-BACKED SECURITIES (Cost $12,659,811)		$12,306,915
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 10.7%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 1.9%
Federal Home Loan Mortgage Corporation 4302 AE — 2.00% 11/15/2029	$368,308	$362,311
Federal Home Loan Mortgage Corporation 4664 TA — 3.00% 9/15/2037	161,680	161,737
Federal Home Loan Mortgage Corporation 4504 DN — 3.00% 10/15/2040	318,746	318,707
Federal Home Loan Mortgage Corporation 3862 MB — 3.50% 5/15/2026	455,000	462,497
Federal National Mortgage Association 2012-117 DA — 1.50% 12/25/2039	109,546	104,882
Federal National Mortgage Association 2014-89 LB — 2.00% 6/25/2042	102,111	99,963
Federal National Mortgage Association 2011-61 B — 3.00% 7/25/2026	248,000	249,073
Federal National Mortgage Association 2017-30 G — 3.00% 7/25/2040	241,059	239,612
Federal National Mortgage Association 2013-93 PJ — 3.00% 7/25/2042	49,657	49,699
Federal National Mortgage Association 2017-16 JA — 3.00% 2/25/2043	716,542	712,200
Federal National Mortgage Association 2018-16 HA — 3.00% 7/25/2043	606,841	603,043
Federal National Mortgage Association 2014-4 KA — 3.00% 1/25/2044	79,197	78,514
Federal National Mortgage Association 2011-98 VE — 3.50% 6/25/2026	329,000	331,865
Federal National Mortgage Association 2011-80 KB — 3.50% 8/25/2026	327,000	331,434
Federal National Mortgage Association 2017-45 KD — 3.50% 2/25/2044	497,648	501,621
Federal National Mortgage Association 2017-52 KC — 3.50% 4/25/2044	476,820	480,647
Federal National Mortgage Association 2017-59 DC — 3.50% 5/25/2044	723,276	729,099
Federal National Mortgage Association 2003-78 B — 5.00% 8/25/2023	184,231	191,721
		$6,008,625
AGENCY POOL FIXED RATE — 5.6%
Federal Home Loan Mortgage Corporation G16178 — 2.50% 11/1/2028	$541,551	$533,897
Federal Home Loan Mortgage Corporation G16618 — 2.50% 1/1/2030	888,398	874,731
Federal Home Loan Mortgage Corporation J16678 — 3.00% 9/1/2026	125,720	125,923
Federal Home Loan Mortgage Corporation J17544 — 3.00% 12/1/2026	168,746	169,359
Federal Home Loan Mortgage Corporation G16406 — 3.00% 1/1/2028	532,067	532,755
Federal Home Loan Mortgage Corporation G16620 — 3.00% 8/1/2028	226,958	227,606
Federal Home Loan Mortgage Corporation G16478 — 3.00% 5/1/2030	733,745	734,694
Federal Home Loan Mortgage Corporation G16473 — 3.50% 1/1/2028	857,742	871,588
Federal Home Loan Mortgage Corporation G16613 — 3.50% 8/1/2028	220,436	223,926
Federal Home Loan Mortgage Corporation V62149 — 3.50% 9/1/2028	142,929	145,191

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
Federal Home Loan Mortgage Corporation J26472 — 3.50% 11/1/2028	$171,517	$174,232
Federal Home Loan Mortgage Corporation G13122 — 5.00% 4/1/2023	167,949	173,088
Federal Home Loan Mortgage Corporation G13145 — 5.50% 4/1/2023	327,707	338,312
Federal National Mortgage Association MA1212 — 2.50% 10/1/2022	268,976	267,507
Federal National Mortgage Association AR6882 — 2.50% 2/1/2028	91,883	90,671
Federal National Mortgage Association BM4386 — 2.50% 8/1/2030	343,586	338,622
Federal National Mortgage Association AJ6973 — 3.00% 11/1/2026	41,805	41,941
Federal National Mortgage Association AJ9387 — 3.00% 12/1/2026	21,433	21,503
Federal National Mortgage Association AU3826 — 3.00% 12/1/2026	627,404	630,179
Federal National Mortgage Association AL1345 — 3.00% 2/1/2027	39,066	39,192
Federal National Mortgage Association AB4673 — 3.00% 3/1/2027	42,333	42,504
Federal National Mortgage Association AK9467 — 3.00% 3/1/2027	45,062	45,209
Federal National Mortgage Association AB8890 — 3.00% 4/1/2028	193,691	194,198
Federal National Mortgage Association AL4693 — 3.00% 8/1/2028	37,689	37,811
Federal National Mortgage Association MA3480 — 3.00% 8/1/2028	158,945	159,163
Federal National Mortgage Association AU6681 — 3.00% 9/1/2028	359,072	360,014
Federal National Mortgage Association AU6682 — 3.00% 9/1/2028	1,813,162	1,817,915
Federal National Mortgage Association MA3485 — 3.00% 9/1/2028	78,416	78,523
Federal National Mortgage Association 890837 — 3.00% 10/1/2028	431,325	432,590
Federal National Mortgage Association BM4485 — 3.00% 9/1/2030	1,178,723	1,182,182
Federal National Mortgage Association BM3539 — 3.00% 10/1/2030	884,249	887,534
Federal National Mortgage Association BM4536 — 3.00% 8/1/2031	1,260,322	1,263,626
Federal National Mortgage Association BM3973 — 3.00% 4/1/2032	1,277,523	1,280,473
Federal National Mortgage Association AB2446 — 3.50% 3/1/2026	238,012	241,653
Federal National Mortgage Association MA3075 — 3.50% 7/1/2027	786,212	800,684
Federal National Mortgage Association MA3132 — 3.50% 9/1/2027	171,344	174,498
Federal National Mortgage Association MA3251 — 3.50% 1/1/2028	209,601	213,460
Federal National Mortgage Association MA3321 — 3.50% 3/1/2028	117,228	119,276
Federal National Mortgage Association CA1631 — 3.50% 10/1/2028	202,687	205,974
Federal National Mortgage Association MA3514 — 3.50% 11/1/2028	504,935	513,756
Federal National Mortgage Association MA3542 — 3.50% 12/1/2028	461,939	470,010
Federal National Mortgage Association BM1231 — 3.50% 11/1/2031	419,571	426,245
Federal National Mortgage Association AE0286 — 5.00% 4/1/2025	185,019	190,848
Federal National Mortgage Association AL7725 — 5.00% 9/1/2025	281,014	288,374
		$17,981,437
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 3.2%
CIM Trust 2017-7 A, VRN — 3.00% 4/25/2057(b)(c)	$728,044	$717,234
CIM Trust 2018-R3 A1, VRN — 5.00% 12/25/2057(b)(c)	1,115,874	1,145,972
Citigroup Mortgage Loan Trust, Inc. 2014-A A — 4.00% 1/25/2035(b)(c)	213,413	215,370
Finance of America Structured Securities Trust 2017-HB1 M1 — 2.84% 11/25/2027(b)(c)	379,000	376,195
Finance of America Structured Securities Trust 2018-HB1 M1, VRN — 3.774% 9/25/2028(b)(c)(d)	355,000	353,935
Mill City Mortgage Loan Trust 2018-2 A1, VRN — 3.50% 5/25/2058(b)(c)	1,055,803	1,050,928
Mill City Mortgage Loan Trust 2018-3 A1, VRN — 3.50% 8/25/2058(b)(c)	556,715	554,520
Nationstar HECM Loan Trust 2017-2A M1 — 2.815% 9/25/2027(b)(c)	316,000	312,445
Nationstar HECM Loan Trust 2018-2A M1, VRN — 3.552% 7/25/2028(b)(c)	188,000	188,566
Nomura Resecuritization Trust 2016-1R 3A1 — 5.00% 9/28/2036(b)(c)	112,476	113,864
Towd Point Mortgage Trust 2016-3 A1 — 2.25% 4/25/2056(b)(c)	416,794	405,832
Towd Point Mortgage Trust 2015-5 A1B, VRN — 2.75% 5/25/2055(b)(c)	177,413	174,176
Towd Point Mortgage Trust 2015-3 A1B, VRN — 3.00% 3/25/2054(b)(c)	285,294	281,522
Towd Point Mortgage Trust 2018-1 A1, VRN — 3.00% 1/25/2058(b)(c)	819,184	804,055
Towd Point Mortgage Trust 2018-2 A1, VRN — 3.25% 3/25/2058(b)(c)	1,289,143	1,267,377

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
Towd Point Mortgage Trust 2018-5 A1A, VRN — 3.25% 7/25/2058(b)(c)	$1,246,551	$1,233,076
Towd Point Mortgage Trust 2018-6 A1A, VRN — 3.75% 3/25/2058(b)(c)	1,239,378	1,242,044
		$10,437,111
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $34,447,934)		$34,427,173
ASSET-BACKED SECURITIES — 16.6%
AUTO — 2.8%
Ally Auto Receivables Trust 2017-1 B — 2.35% 3/15/2022	$101,000	$99,626
Ally Auto Receivables Trust 2017-1 C — 2.48% 5/16/2022	191,000	188,725
AmeriCredit Automobile Receivables Trust 2017-1 C — 2.71% 8/18/2022	203,000	201,118
CarMax Auto Owner Trust 2018-1 A3 — 2.48% 11/15/2022	474,000	470,475
CarMax Auto Owner Trust 2018-2 A3 — 2.98% 1/17/2023	536,000	539,166
Carmax Auto Owner Trust 2018-4 A4 — 3.48% 2/15/2024	492,000	501,731
Credit Acceptance Auto Loan Trust 2017-3A A — 2.65% 6/15/2026(c)	445,000	440,951
Credit Acceptance Auto Loan Trust 2016-3A B — 2.94% 10/15/2024(c)	548,000	543,311
Credit Acceptance Auto Loan Trust 2017-3A B — 3.21% 8/17/2026(c)	941,000	932,816
First Investors Auto Owner Trust 2017-1A C — 2.95% 4/17/2023(c)	219,000	216,956
GM Financial Automobile Leasing Trust 2018-1 A4 — 2.68% 12/20/2021	385,000	382,964
GM Financial Automobile Leasing Trust 2017-2 C — 2.84% 6/21/2021	100,000	99,367
Honda Auto Receivables Owner Trust 2018-1I A4 — 2.78% 5/15/2024	918,000	918,641
Hyundai Auto Lease Securitization Trust 2018-A A4 — 2.89% 3/15/2022(c)	576,000	574,470
Hyundai Auto Receivables Trust 2018-A A4 — 2.94% 6/17/2024	656,000	658,092
Mercedes-Benz Auto Lease Trust 2018-A A4 — 2.51% 10/16/2023	158,000	157,086
Prestige Auto Receivables Trust 2017-1A C — 2.81% 1/17/2023(c)	787,000	777,481
Prestige Auto Receivables Trust 2016-2A C — 2.88% 11/15/2022(c)	327,000	325,193
Westlake Automobile Receivables Trust 2018-1A C — 2.92% 5/15/2023(c)	310,000	307,241
World Omni Auto Receivables Trust 2018-A A3 — 2.50% 4/17/2023	773,000	766,371
		$9,101,781
COLLATERALIZED LOAN OBLIGATION — 5.3%
Adams Mill CLO Ltd. 2014-1A B2R — 3.35% 7/15/2026(c)	$250,000	$239,737
B&M CLO Ltd. 2014-1A A2R, FRN — 4.036% 4/16/2026(b)(c)	287,000	283,812
Black Diamond CLO Ltd. 2014-1A A1R, 3M USD LIBOR + 1.150% — 3.599% 10/17/2026(b)(c)	893,000	889,561
Cerberus Loan Funding XVIII LP 2017-1A A, 3M USD LIBOR + 1.750% — 4.186% 4/15/2027(b)(c)	1,138,000	1,138,108
Cerberus Loan Funding XXI LP 2017-4A A, FRN — 3.886% 10/15/2027(b)(c)	857,000	856,995
Elm Trust 2016-1A A2 — 4.163% 6/20/2025(c)	252,356	251,873
Elm Trust 2018-2A A2 — 4.605% 10/20/2027(c)	513,000	521,200
Fortress Credit Opportunities IX CLO Ltd. 2017-9A A1T, FRN — 4.166% 11/15/2029(b)(c)	613,000	613,745
Fortress Credit Opportunities IX CLO Ltd. 2017-9A E, FRN — 9.866% 11/15/2029(b)(c)	328,000	312,261
Fortress Credit Opportunities VII CLO, Ltd. 2016-7I E, 3M USD LIBOR + 7.490% — 9.824% 12/15/2028(b)	561,000	547,225
Halcyon Loan Advisors Funding 2015-3A A1R, 3M USD LIBOR + 0.90% — 3.345% 10/18/2027(b)(c)	1,089,000	1,074,032
Halcyon Loan Advisors Funding 2015-1A AR, FRN — 3.389% 4/20/2027(b)(c)	1,304,000	1,290,085
Halcyon Loan Advisors Funding 2014-3A AR, 3M USD LIBOR + 1.100% — 3.569% 10/22/2025(b)(c)	491,000	488,814
Hercules Capital Funding Trust 2018-1A A — 4.605% 11/22/2027(c)	485,000	492,209
Ivy Hill Middle Market Credit Fund VII Ltd. — 3.695% 7/18/2030(b)(c)	604,000	603,992
Ivy Hill Middle Market Credit Fund VII Ltd. 7A AR, FRN — 3.999% 10/20/2029(b)(c)	250,000	249,706
Oaktree CLO Ltd. 2014-2A A1BR — 2.953% 10/20/2026(c)	293,000	288,528
Saranac CLO III Ltd. 2014-3A ALR, FRN — 3.924% 6/22/2030(b)(c)	632,000	622,615

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
Senior Credit Fund SPV LLC 2016-1A — 3.033% 12/19/2025	$925,000	$925,292
Silvermore CLO Ltd. 2014-1A A1R, 3M USD LIBOR + 1.170% — 3.786% 5/15/2026(b)(c)	536,722	534,018
Symphony CLO XII Ltd. 2013-12A B2R — 3.389% 10/15/2025(c)	427,000	416,273
Telos CLO 2013-3A AR, 3M USD LIBOR + 1.300% — 3.749% 7/17/2026(b)(c)	474,000	472,111
Telos CLO 2013-3A BR, 3M USD LIBOR + 2.000% — 4.449% 7/17/2026(b)(c)	550,000	546,754
Telos CLO Ltd. 2014-5A A1R, FRN — 3.399% 4/17/2028(b)(c)	828,000	816,386
THL Credit Wind River CLO Ltd. 2016-1A AR, FRN — 3.486% 7/15/2028(b)	640,000	632,211
VCO CLO LLC 2018-1A A, FRN — 3.942% 7/20/2030(b)(c)	607,000	606,662
Wellfleet CLO Ltd. 2016-1A AR, FRN — 3.379% 4/20/2028(b)(c)	629,000	618,118
West CLO Ltd. 2014-2A A1BR — 2.724% 1/16/2027(c)	233,000	227,568
West CLO Ltd. 2013-1A A2BR — 3.393% 11/7/2025(c)	250,000	244,542
Zais CLO 2 Ltd. 2014-2A A1BR — 2.92% 7/25/2026(c)	250,000	245,798
		$17,050,231
CREDIT CARD — 1.0%
American Express Credit Account Master Trust 2017-6 B — 2.20% 5/15/2023	$1,002,000	$987,294
Golden Credit Card Trust 2018-1A A — 2.62% 1/15/2023(c)	798,000	793,629
Synchrony Card Issuance Trust 2018-A1 A1 — 3.38% 9/15/2024	1,279,000	1,290,857
		$3,071,780
EQUIPMENT — 4.1%
ARI Fleet Lease Trust 2018-A A3 — 2.84% 10/15/2026(c)	$340,000	$338,367
Ascentium Equipment Receivables Trust 2017-2A A3 — 2.31% 12/10/2021(c)	288,000	284,234
Avis Budget Rental Car Funding AESOP LLC 2015-1A A — 2.50% 7/20/2021(c)	1,282,000	1,269,527
Avis Budget Rental Car Funding AESOP LLC 2015-2A A — 2.63% 12/20/2021(c)	616,000	608,972
Chesapeake Funding II LLC 2017-4A A1 — 2.12% 11/15/2029(c)	588,328	579,398
Coinstar Funding LLC Series 2017-1A A2 — 5.216% 4/25/2047(c)	224,580	227,693
Enterprise Fleet Financing LLC 2017-1 A3 — 2.60% 7/20/2022(c)	275,000	273,215
GreatAmerica Leasing Receivables Funding LLC Series 2017-1 A4 — 2.36% 1/20/2023(c)	177,000	175,407
GreatAmerica Leasing Receivables Funding LLC Series 2018-1 A4 — 2.83% 6/17/2024(c)	210,000	209,198
GreatAmerica Leasing Receivables Funding LLC Series 2017-1 C — 2.89% 1/22/2024(c)	250,000	248,146
Hertz Fleet Lease Funding LP 2018-1 A2 — 3.23% 5/10/2032(c)	409,000	409,825
John Deere Owner Trust 2018-B A4 — 3.23% 6/16/2025	620,000	625,237
John Deere Owner Trust 2018 2018-A A4 — 2.91% 1/15/2025	598,000	598,706
Kubota Credit Owner Trust 2018-1A A3 — 3.10% 8/15/2022(c)	1,009,000	1,013,827
MMAF Equipment Finance LLC 2017-B A3 — 2.21% 10/17/2022(c)	499,000	491,322
NextGear Floorplan Master Owner Trust 2017-2A B — 3.02% 10/17/2022(c)	498,000	494,468
NextGear Floorplan Master Owner Trust 2018-1A A2 — 3.22% 2/15/2023(c)	300,000	298,829
Prop Series 2017-1A — 5.30% 3/15/2042(d)	898,343	883,324
Verizon Owner Trust 2017-2A B — 2.22% 12/20/2021(c)	645,000	636,823
Verizon Owner Trust 2017-1A B — 2.45% 9/20/2021(c)	918,000	909,512
Verizon Owner Trust 2018-1A B — 3.05% 9/20/2022(c)	553,000	552,928
Verizon Owner Trust 2018-A B — 3.38% 4/20/2023	593,000	600,242
Volvo Financial Equipment LLC Series 2017-1A A4 — 2.21% 11/15/2021(c)	159,000	157,019
Volvo Financial Equipment LLC Series 2018-1A A3 — 2.54% 2/15/2022(c)	987,000	980,008
Wheels SPV 2 LLC 2018-1A A3 — 3.24% 4/20/2027(c)	291,000	292,536
		$13,158,763
OTHER — 3.4%
Conn Funding II LP 2017-B B — 4.52% 4/15/2021(c)	$175,832	$176,202
New Residential Advance Receivables Trust 2015-ON1 2016-T4 AT4 — 3.107% 12/15/2050(c)	1,345,000	1,342,725
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2017-T1 AT1 — 3.214% 2/15/2051(c)	1,262,000	1,259,375
New Residential Mortgage LLC 2018-FNT1 A — 3.61% 5/25/2023(c)	707,199	707,916
New Residential Mortgage LLC 2018-FNT2 A — 3.79% 7/25/2054(c)	823,103	828,165

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
NRZ Excess Spread-Collateralized Notes Series 2018-PLS1 A — 3.193% 1/25/2023(c)	$352,210	$349,321
NRZ Excess Spread-Collateralized Notes Series 2018-PLS2 A — 3.265% 2/25/2023(c)	396,568	393,775
Panhandle-Plains Student Finance Corporation 2001-1 A2 — 3.70% 12/1/2031(d)	500,000	496,875
PFS Financing Corp. 2017-BA A2 — 2.22% 7/15/2022(c)	588,000	579,643
PFS Financing Corp. 2017-D A — 2.40% 10/17/2022(c)	430,000	424,118
PFS Financing Corp. 2017-BA B — 2.57% 7/15/2022(c)	195,000	192,360
PFS Financing Corp. 2017-D B — 2.74% 10/17/2022(c)	202,000	199,655
PFS Financing Corp. 2018-B A — 2.89% 2/15/2023(c)	1,085,000	1,076,029
PFS Financing Corp. 2018-B B — 3.08% 2/15/2023(c)	191,000	189,989
PFS Financing Corp. 2018-D A — 3.19% 4/17/2023(c)	846,000	844,840
PFS Financing Corp. 2018-D B — 3.45% 4/17/2023(c)	421,000	421,090
PFS Financing Corp. 2018-F A — 3.52% 10/16/2023(c)	698,000	704,976
PFS Financing Corp. 2018-F B — 3.77% 10/16/2023(c)	126,000	127,500
Unison Ground Lease Funding LLC 2013-1 B — 5.78% 3/15/2043(c)(d)	349,000	346,508
WCP ISSUER LLC 2013-1 B — 6.657% 8/15/2043(c)(d)	409,000	409,019
		$11,070,081
TOTAL ASSET-BACKED SECURITIES (Cost $53,633,011)		$53,452,636
CORPORATE BONDS & NOTES — 0.8%
COMMUNICATIONS — 0.2%
Cisco Systems, Inc. — 2.45% 6/15/2020	$496,000	$492,933
CONSUMER, CYCLICAL — 0.0%
Continental Airlines 2000-1 Class B Pass Through Trust — 8.388% 5/1/2022	$753	$821
Northwest Airlines 1999-2 Class C Pass Through Trust — 8.304% 9/1/2010(d)	269,305	43,089
		$43,910
CONSUMER, NON-CYCLICAL — 0.2%
StoneMor Partners LP / Cornerstone Family Services of West Virginia Subsidiary — 7.875% 6/1/2021	$540,000	$497,815
ENERGY — 0.3%
PHI, Inc. — 5.25% 3/15/2019	$1,309,000	$896,665
Bristow Group, Inc. — 8.75% 3/1/2023(c)	287,000	203,770
		$1,100,435
INDUSTRIAL — 0.1%
Air 2 US — 10.127% 10/1/2020(c)(d)	$426,921	$57,634
Manitowoc Co., Inc. (The) — 12.75% 8/15/2021(c)	221,000	235,089
		$292,723
TECHNOLOGY — 0.0%
Oracle Corporation — 3.875% 7/15/2020	$21,000	$21,317
TOTAL CORPORATE BONDS & NOTES (Cost $3,115,319)		$2,449,133
CORPORATE BANK DEBT — 1.2%
ABG Intermediate Holdings 2 LLC, 3M USD LIBOR + 7.750% — 10.272% 9/29/2025(e)	$435,000	$425,213
General Nutrition Centers, Inc., 1M USD LIBOR + 7.000% — 9.530% 12/31/2022(e)	376,000	369,420
JC Penney Corporation, Inc., 1M USD LIBOR + 4.250% — 6.956% 6/23/2023(e)	584,387	498,190
Logix Holding Co. LLC TL 1L, 1M USD LIBOR + 5.750% — 8.272% 12/22/2024(e)	296,228	297,134
MB2LTL, 1M USD LIBOR + 9.250% — 11.770% 11/30/2023(d)(e)	184,000	185,150
OTGTL, 3M USD LIBOR + 7.000% — 11.396% 8/23/2021(d)(e)	677,000	674,928

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
SDTL, 11/22/2021(d)(e) 1M USD LIBOR +4.500% — 7.022%	$158,847	$158,477
6M USD LIBOR + 4.500% — 7.383	161,500	161,124
Xplornet Communication, Inc., 3M USD LIBOR + 4.000% — 6.803% 9/9/2021(e)	560,690	563,034
ZW1L, 1M USD LIBOR + 5.000% — 7.520% 11/16/2022(d)(e)	362,600	361,929
ZW2L, 3M USD LIBOR + 9.000% — 11.646% 11/16/2023(d)(e)	130,000	131,006
TOTAL CORPORATE BANK DEBT (Cost $3,881,492)		$3,825,605
U.S. TREASURIES — 2.5%
U.S. Treasury Bills — 0.000% 1/3/2019(f)	$1,328,000	$1,327,752
U.S. Treasury Notes — 1.875% 8/31/2022	2,242,000	2,194,734
U.S. Treasury Notes — 1.875% 9/30/2022	2,248,000	2,200,016
U.S. Treasury Notes — 2.00% 7/31/2022	2,225,000	2,188,938
TOTAL U.S. TREASURIES (Cost $7,789,633)		$7,911,440
TOTAL BONDS & DEBENTURES — 35.6% (Cost $115,527,200)		$114,372,902
TOTAL INVESTMENT SECURITIES — 96.3% (Cost $318,404,826)		$309,871,807
SHORT-TERM INVESTMENTS — 4.4%
State Street Bank Repurchase Agreement — 0.50% 1/2/2019 (Dated 12/31/2018, repurchase price of $14,287,397, collateralized by $14,205,000 principal amount U.S. Treasury Notes — 2.875% 2025, fair value $14,575,779)(f)	$14,287,000	$14,287,000
TOTAL SHORT-TERM INVESTMENTS (Cost $14,287,000)		$14,287,000
TOTAL INVESTMENTS — 100.7% (Cost $332,691,826)		$324,158,807
Other Assets and Liabilities, net — (0.7)%		(2,288,844)
NET ASSETS — 100.0%		$321,869,963

(a)  Non-income producing security.

(b)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of December 31, 2018. For Senior Loan Notes, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(c)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)  Investments that have been valued based on a significant unobservable inputs (Level 3) (See Note 6 of the Notes to Financial Statements).

(e)  Restricted securities. These restricted securities constituted 1.19% of total net assets as of December 31, 2018. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors.

(f)  Security pledged as collateral (See Note 7 of the Notes to Financial Statements).

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES

December 31, 2018

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
ABG Intermediate Holdings 2 LLC, 3M USD LIBOR + 7.750% — 10.272% 9/29/2025	09/26/2017, 04/11/2018, 07/03/2018, 06/21/2018, 11/02/2018, 12/03/2018	$434,552	$425,213	0.14%
General Nutrition Centers, Inc., 1M USD LIBOR + 7.000% — 9.530% 12/31/2022	12/21/2018	376,000	369,420	0.11%
JC Penney Corporation, Inc., 1M USD LIBOR + 4.250% — 6.956% 6/23/2023	10/4/2017, 10/5/2017, 10/6/2017, 10/11/2017	562,079	498,190	0.15%
Logix Holding Co. LLC TL 1L, 1M USD LIBOR + 5.750% — 8.052% 12/22/2024	08/11/2017	293,670	297,134	0.09%
MB2LTL, 1M USD LIBOR + 9.250% — 11.77% 11/30/2023	12/02/2016, 01/31/2017	181,865	185,150	0.06%
OTGTL, 3M USD LIBOR + 7.000% — 11.396% 8/23/2021	08/26/2016, 02/28/2017, 05/26/2017, 06/14/2017, 08/26/2017, 08/30/2017, 11/30/2017, 01/26/2018, 03/08/2018, 05/09/2018, 05/15/2018, 06/13/2018, 07/13/2018, 08/17/2018, 10/10/2018	669,460	674,928	0.21%
SDTL, 1M USD LIBOR +4.500 — 6.845% 11/22/2021	12/22/2016	316,308	319,601	0.10%
Xplornet Communication, Inc., 3M USD LIBOR + 4.000% — 6.386% 9/9/2021	09/08/2016, 09/20/2016, 10/7/2016, 10/14/2016 05/22/2017, 10/18/2017	558,942	563,034	0.17%
ZW1L, 1M USD LIBOR + 5.000% — 7.52% 11/16/2022	11/17/2016	360,110	361,929	0.12%
ZW2L, 3M USD LIBOR + 9.000% — 11.646% 11/16/2023	11/17/2016	128,506	131,006	0.04%
TOTAL RESTRICTED SECURITIES		$3,881,492	$3,825,605	1.19%

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investment securities — at fair value (identified cost $318,404,826)	$309,871,807
Short-term investments — at amortized cost (maturities 60 days or less)	14,287,000
Cash	261
Receivable for:
Investment securities sold	1,000,378
Dividends and interest	660,524
Total assets	325,819,970
LIABILITIES
Payable for:
Investment securities purchased	3,429,181
Capital Stock repurchased	202,419
Advisory fees	194,154
Accrued expenses and other liabilities	123,216
Unrealized depreciation on foreign currency contracts	1,037
Total liabilities	3,950,007
NET ASSETS	$321,869,963
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,547,433 shares	$8,547,433
Additional Paid-in Capital	317,369,738
Distributable earnings	(4,047,208)
NET ASSETS	$321,869,963
NET ASSET VALUE
Common Stock net asset value per share	$37.66
Common Stock market price per share	$32.55

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENT OF OPERATIONS

For the year ended December 31, 2018

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $55,463)	$4,022,805
Interest	4,185,661
Total investment income	8,208,466
EXPENSES
Advisory fees	2,630,257
Audit and tax services fees	170,697
Transfer agent fees and expenses	155,762
Director fees and expenses	150,048
Reports to shareholders	140,827
Custodian fees	91,823
Legal fees	77,408
Filing fees	24,999
Administrative services fees	20,517
Other professional fees	18,533
Other	11,586
Total expenses	3,492,457
Net investment income	4,716,009
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investments	31,849,418
Investments in foreign currency transactions	32,532
Net change in unrealized appreciation (depreciation) of:
Investments	(64,365,696)
Translation of foreign currency denominated amounts	131
Net realized and unrealized loss	(32,483,615)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(27,767,606)

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Year ended December 31, 2018	Year ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$4,716,009	$4,347,897
Net realized gain	31,881,950	7,693,772
Net change in unrealized appreciation (depreciation)	(64,365,565)	36,669,628
Net increase (decrease) in net assets resulting from operations	(27,767,606)	48,711,297
Distributions to shareholders	(36,032,998)	(14,916,640)
Capital Stock transactions:
Cost of Capital Stock repurchased	(2,593,872)	(861,448)
Net decrease from Capital Stock transactions	(2,593,872)	(861,448)
Total change in net assets	(66,394,476)	32,933,209
NET ASSETS
Beginning of Year	388,264,439	355,331,230
End of Year	$321,869,963	$388,264,439
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock repurchased	(69,931)	(23,027)
Change in Capital Stock outstanding	(69,931)	(23,027)

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
FINANCIAL HIGHLIGHTS

Selected data for each share of Capital Stock outstanding throughout each year

	Year ended December 31,
	2018	2017	2016	2015	2014
Per share operating performance:
Net asset value at beginning of year	$45.06	$41.12	$73.07	$80.44	$73.94
Income from investment operations:
Net investment income(1)	$0.55	$0.50	$0.40	$0.02	$0.14
Net realized and unrealized gain (loss) on investment securities	(3.79)	5.17	2.82	(3.39)	10.56
Total from investment operations	$(3.24)	$5.67	$3.22	$(3.37)	$10.70
Distributions to Common shareholders:
Dividends from net investment income	$(4.20)	$(0.71)	$(1.58)	$(0.04)	$(0.18)
Distributions from net realized capital gains	—	(1.02)	(33.65)	(3.96)	(4.02)
Total distributions	$(4.20)	$(1.73)	$(35.23)	$(4.00)	$(4.20)
Capital stock repurchased	$0.04	— *	$0.01	—	—
Capital contributions(4)	—	—	$0.05	—	—
Net asset value at end of year	$37.66	$45.06	$41.12	$73.07	$80.44
Per share market value at end of year	$32.55	$40.76	$35.95	$66.26	$72.13
Total investment return(2)	(7.69)%	18.42%	8.13%	(2.76)%	14.20%
Net asset value total return(3)	(10.30)%	14.01%	9.05%	(4.38)%	14.90%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$321,870	$388,264	$355,331	$632,454	$696,239
Ratios based on average net assets applicable to
Common Stock:
Expenses	0.91%	0.94%	0.91%	0.85%	0.80%
Net investment income	1.23%	1.16%	0.87%	0.03%	0.19%
Portfolio turnover rate	59%	30%	35%	39%	6%

(1)  Per share amount is based on average shares outstanding.

(2)  Based on market value per share, adjusted for reinvestment of distributions.

(3)  Based on net asset value per share, adjusted for reinvestment of distributions.

(4)  In 2016, 0.13% of the Fund's net asset value total return was the result of the Adviser's reimbursement of trade errors.

*  Rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS

December 31, 2018

NOTE 1—Significant Accounting Policies

Source Capital, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services—Investment Companies. The significant accounting policies followed by the Fund in the preparation of its financial statements include the following:

A. Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B. Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

C. Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. Distributions payable on the Common Stock are recorded on the ex-dividend date.

D. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

NOTE 2—Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the emphasis on a value-oriented investment approach by the Fund's investment adviser, First Pacific Advisors, LP ("Adviser"), generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Fund's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3—Capital Stock

The Fund did not issue any shares of Common Stock under its Dividend Reinvestment Plan for shareholders during the year ended December 31, 2018. During the year ended December 31, 2018, the Fund repurchased 69,931 of its outstanding shares at a weighted-average discount of 12.50% from net asset value per share. These repurchases were made pursuant to the stock repurchase program approved annually by the Fund's Board of Directors. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 10% of the Fund's outstanding shares. The Fund expects to repurchase its common stock when the discount to NAV of the trading price of its common stock on the NYSE is greater than 10%, subject to various factors, including the ability of the Fund to raise cash to repurchase shares in a tax-efficient manner.

NOTE 4—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement (the "Agreement"), the Fund pays the Adviser, monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended December 31, 2018, the Fund paid aggregate fees and expenses of $150,048 to all Directors who are not affiliated persons of the Adviser.

NOTE 5—Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

Dividends and distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at December 31, 2018:

Unrealized depreciation	$9,989,377
Accumulated net realized gains	$5,942,663

The tax status of distributions paid during the fiscal years ended December 31, 2018 and 2017 were as follows:

	2018	2017
Dividends from ordinary income	$3,618,111	$6,091,999
Distributions from long-term capital gains	$32,414,887	$8,824,641

Cost of purchases of investment securities (excluding short-term investments) aggregated $216,721,735 for the year ended December 31, 2018. The proceeds and cost of securities sold resulting in net realized gains of $31,849,418 aggregated $242,771,418 and $210,922,000, respectively, for the year ended December 31, 2018. Realized gains or losses are based on the specific identification method.

The cost of investment securities held at December 31, 2018, was $319,861,184 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at December 31, 2018, for federal income tax purposes was $17,433,905 and $27,423,282, respectively resulting in net unrealized depreciation of $9,989,377. As of and during the year ended December 31, 2018, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

During the year ended December 31, 2018, the Fund had no reclassifications between Distributable Earnings and Additional Paid in Capital.

NOTE 6—Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2018:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Media	$26,356,775	—	—	$26,356,775
Diversified Banks	17,844,939	—	—	17,844,939
Semiconductor Devices	16,958,840	—	—	16,958,840
Aircraft & Parts	16,080,325	—	—	16,080,325
Cable & Satellite	13,453,133	—	—	13,453,133
P&C Insurance	11,493,927	—	—	11,493,927
Cement & Aggregates	10,755,723	—	—	10,755,723
Infrastructure Software	9,186,084	—	—	9,186,084
Electrical Components	6,600,457	—	—	6,600,457
Investment Companies	6,235,957	—	—	6,235,957
Banks	5,511,629	—	—	5,511,629
Insurance Brokers	5,465,536	—	—	5,465,536
Generic Pharmaceuticals	5,309,846	—	—	5,309,846
Home Improvement	4,918,285	—	—	4,918,285
Midstream—Oil & Gas	4,860,541	—	—	4,860,541
Mining Services	4,534,199	—	—	4,534,199
Consumer Finance	4,139,982	—	—	4,139,982
Advertising & Marketing	3,831,174	—	—	3,831,174
E-Commerce Discretionary	3,619,844	—	—	3,619,844
Internet Based Services	3,308,531	—	—	3,308,531
Entertainment Content	3,298,243	—	—	3,298,243
Application Software	2,075,571	—	—	2,075,571
Food & Drug Stores	1,909,287	—	—	1,909,287
Base Metals	634,465	—	—	634,465
Closed End Fund	7,115,612	—	—	7,115,612
Commercial Mortgage-Backed Securities
Agency	—	$22,446	—	22,446
Agency Stripped	—	7,094,757	—	7,094,757
Non-Agency	—	5,189,712	—	5,189,712
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	—	6,008,625	—	6,008,625
Agency Pool Fixed Rate	—	17,981,437	—	17,981,437
Non-Agency Collateralized Mortgage Obligation	—	10,083,176	$353,935	10,437,111
Asset-Backed Securities
Auto	—	9,101,781	—	9,101,781
Collateralized Loan Obligation	—	17,050,231	—	17,050,231
Credit Card	—	3,071,780	—	3,071,780
Equipment	—	12,275,439	883,324	13,158,763
Other	—	9,817,679	1,252,402	11,070,081
Corporate Bonds & Notes	—	2,348,410	100,723	2,449,133
Corporate Bank Debt	—	2,152,991	1,672,614	3,825,605
U.S. Treasuries	—	7,911,440	—	7,911,440
Short-Term Investment	—	14,287,000	—	14,287,000
	$195,498,905	$124,396,904	$4,262,998	$324,158,807

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

The following table summarizes the Fund's Level 3 investment securities and related transactions during the year ended December 31, 2018:

Investments	Beginning Value at December 31, 2017	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In (Out)	Ending Value at December 31, 2018	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at December 31, 2018
Commercial Mortgage-Backed Securities Non-Agency	$464,468	$(2,578)	—	$(461,890)	—	—	—
Residential Mortgage-Backed Securities Non-Agency Collateralized Mortgage Obligation	834,410	(4,152)	$354,985	(455,113)	$(376,195)	$353,935	$(1,050)
Asset-Backed Securities Collateralized Loan Obligations	1,159,665	(6,805)	—	—	(1,152,860)	—	—
Asset-Backed Securities Equipment	1,012,436	(26,925)	—	(102,187)	—	883,324	(26,995)
Asset-Backed Securities Other	3,961,842	(7,340)	—	(100,000)	(2,602,100)	1,252,402	(18,458)
Corporate Bonds & Notes	290,257	(55,035)	92,368	(226,867)	—	100,723	(85,682)
Corporate Bank Debt	2,856,931	5,526	1,635,369	(2,825,212)	—	1,672,614	(3,503)
	$10,580,009	$(97,309)	$2,082,722	$(4,171,269)	$(4,131,155)	$4,262,998	$(135,688)

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Directors. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Directors at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no transfers between Level 1 and 2.

There were transfers of $4,131,155 out of Level 3 into Level 2 during the year ended December 31, 2018. Transfers out were due to change from single broker quoted to vendor priced.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of December 31, 2018:

Financial Assets	Fair Value at December 31, 2018	Valuation Technique(s)	Unobservable Inputs	Price/Range
Residential Mortgage-Backed Securities Non-Agency Collateralized Mortgage Obligation	$353,935	Third-Party Broker Quote(a)	Quotes/Prices	$99.70
Asset-Backed Securities Equipment	$883,324	Third-Party Broker Quote(a)	Quotes/Prices	$98.33
Asset-Backed Securities Other	$496,875	Third-Party Broker Quote(a)	Quotes/Prices	$99.38
	$346,508			$99.29
	$409,019			$100.00
Corporate Bonds and Notes Consumer, Cyclical	$43,089	Third-Party Broker Quote(a)	Quotes/Prices	$16.00
Corporate Bonds and Notes Industrial	$57,634	Third-Party Broker Quote(a)	Quotes/Prices	$13.50
Corporate Bank Debt	$185,150	Pricing Vendor	Quotes/Prices	$100.63
	$674,928	Pricing Vendor	Quotes/Prices	$99.69
	$319,601	Pricing Vendor	Quotes/Prices	$99.77
	$361,929	Pricing Vendor	Quotes/Prices	$99.82
	$131,006	Pricing Vendor	Quotes/Prices	$100.77

(a)  The Third Party Broker Quote technique involves obtaining an independent third-party broker quote for the security

NOTE 7—Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2018, are as follows:

Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral Received (Pledged)		Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company	$14,287,000	$(14,287,000	)**	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $14,575,779 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

SOURCE CAPITAL, INC.
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF SOURCE CAPITAL, INC.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Source Capital, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the "financial statements"). The statement of changes in net assets for the year ended December 31, 2017 and the financial highlights for the years ended December 31, 2014, December 31, 2015, December 31, 2016 and December 31, 2017 were audited by another independent registered public accounting firm whose report, dated February 20, 2018, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2018, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of the Fund since 2018.

Los Angeles, CA
February 22, 2019

SOURCE CAPITAL, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 13, 2018, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser (the "Advisory Agreement") for an additional one-year period through September 30, 2019, on the recommendation of the Independent Directors, who met in executive session on August 13, 2018 prior to the Board meeting to review and discuss the proposed continuation of the Advisory Agreement. The Board had also met on July 9, 2018, with the Independent Directors meeting separately prior to the Meeting in executive session with the management of the Adviser and then separately with independent counsel to evaluate the renewal of the Advisory Agreement. Prior to their July 9 meeting, the Independent Directors, through their independent counsel, had requested and received extensive materials prepared in connection with the review of the Advisory Agreement. The materials provided a broad range of information regarding the Fund, including a description of, among other matters, the terms of the Advisory Agreement; the services provided by the Adviser; the experience of the relevant investment personnel; the Fund's performance in absolute terms and as compared to the performance of peers and appropriate benchmark(s); the fees and expenses of the Fund in absolute terms and as compared to peers; and the profitability of the Adviser from serving as adviser to the Fund. Following their review at the July 9 meeting, the Independent Directors requested (through their independent counsel) and received supplemental information and responses to a number of questions relating to the materials provided by the Adviser.

In addition, the Board met regularly throughout the year and received information on a variety of topics that were relevant to its annual consideration of the renewal of the Advisory Agreement including, among other matters, Fund investment performance, compliance, risk management, liquidity, valuation, trade execution and other matters relating to Fund operations. The Independent Directors also had met with management of the Adviser (including key investment personnel) at their quarterly meetings as well as with management at other times between the quarterly meetings throughout the year. The materials specifically provided in connection with the annual review of the Advisory Agreement supplement the information received throughout the year.

At their regular Board meetings and executive sessions, the Independent Directors were also assisted by independent legal counsel. In addition to the materials provided by the Adviser, the Independent Directors received a legal memorandum from independent counsel that outlined, among other matters: the duties of the Independent Directors and relevant requirements under the 1940 Act; the general principles under state law relevant to considering the approval of advisory contracts; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment advisers and investment company boards of directors have fulfilled their duties; and factors to be considered by the Independent Directors when voting on advisory agreements. During executive session, independent legal counsel reviewed with the Independent Directors these duties, standards and factors summarized in the legal memorandum described above. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors, as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding: the Investment Adviser and its staffing in connection with the Fund, including the Fund's portfolio manager; the scope of services supervised and provided by the Adviser; and the absence of any significant service problems reported to the Board. The Adviser reviewed the change in investment program of the Fund that occurred on December 1, 2015. The Board and the Independent Directors noted that the Fund has one investment team for the equity and asset allocation portion of the Fund and another for the fixed income portion of the Fund. The equity and asset allocation portion of the Fund is managed by Steven Romick, who joined the Adviser in 1996, Brian A. Selmo, who joined the Adviser in 2008 and Mark Landecker, who joined the Adviser in 2009. The fixed income portion of the Fund is managed by Tom Atteberry, who joined the Adviser in 1997, and Abhijeet V. Patwardhan, who joined the Adviser in 2010. The Adviser noted that both portfolio management teams are supported by a team of analysts. After discussion, the Board and the Independent Directors concluded that the nature, extent, and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Broadridge, regarding the Fund's performance relative to a peer group non-leveraged closed-end core funds selected by Broadridge ("Peer Group"). The Board and the Independent Directors recognize that the new strategy is less than 3 years old and has not yet had time to develop a meaningful, long term track record. However, given the Fund's and the Adviser's long history, the Board and the Independent Directors noted the Adviser's experience and track record, as well as the Fund's long-term investment performance. In addition, the Fund underperformed the Fund's blended benchmark, S&P 500 Index/Barclays Aggregate Index for the one-year period ending March 31, 2018. The Board and the Independent Directors concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

SOURCE CAPITAL, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Directors considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and the Independent Directors reviewed comparative information regarding fees and expenses for the Peer Group. The Directors noted that the Fund's fees and expenses were at the low end of the range relative to the Peer Group. The Board and the Independent Directors noted that the fee rate charged to the Fund at its current asset level is similar to the fee rate charged by the Adviser on the other products managed in a similar style by the portfolio managers. The Board and the Independent Directors concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Directors considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, with respect to the provision of investment advisory services. In evaluating the Adviser's profitability, they excluded certain distribution and marketing-related expenses. The Board and the Independent Directors recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors considered the Adviser's representation that its internal costs of providing investment management services to the Fund have significantly increased in recent years as a result of a number of factors, including new or increased administrative expenses resulting from recent legislative and regulatory requirements. The Board and the Independent Directors considered both quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) the portfolio management teams, analysts, traders and other investment personnel who assist with the management of the Fund; (2) new compliance, operations, and administrative personnel; (3) information technology, portfolio accounting and trading systems; and (4) office space, each of which enhances the quality of services provided to the Fund. The Board and the Independent Directors considered information regarding the Adviser's representation that such increased costs have also included a significant investment in the investment management team, and additions to administrative personnel and systems that enhance the quality of services provided to the Fund.

The Independent Directors noted that the fee rate contained breakpoints as the Fund's assets increased. They considered that many registered funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser's statement that it believes that additional breakpoints would not be appropriate for the Fund at this time given the ongoing investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Adviser. In addition, the Adviser noted that since the Fund is a closed-end fund, and based upon the Fund's current operating policies, the ability to raise additional assets is limited, and that the Fund's asset level had decreased from distributions resulting from the transition to the Fund's new investment program and from share repurchases. The Board and the Independent Directors noted that the Adviser had not proposed to increase the fee rate charged to the Fund despite the Adviser's representation that its internal costs of providing investment management services to the Fund have increased significantly in recent years as a result of a number of factors, including the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, additional breakpoints in the Fund's advisory fee structure were not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the Contractual advisory and other fees are fair and reasonable for the Fund. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

SOURCE CAPITAL, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of the Adviser's highly experienced portfolio management teams, which has produced reasonable long-term returns. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high quality services from the Adviser. The Board and the Independent Directors concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent Directors also noted their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2019.

SOURCE CAPITAL, INC.
PRIVACY POLICY

(Unaudited)

The Fund considers customer privacy to be an essential part of its investor relationships and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former investors' non-public personal information. The Fund has developed policies that are designed to protect this confidentiality, while permitting investor needs to be served.

Obtaining Personal Information

While providing investors with products and services, the Fund and certain service providers, such as the Fund's Transfer Agent and/or Administrator, may obtain non-public personal information about investors, which may come from sources such as (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) investor transactions, (iv) an investor's brokerage or financial advisory firm, financial adviser or consultant, and/or (v) from information captured on applicable websites. The nonpublic personal information that may be collected from investors may include the investor's name, address, tax identification number, birth date, investment selection, beneficiary information, and possibly the investor's personal bank account information and/or email address if the investor has provided that information, as well as the investor's transaction and account history with the Fund or other investment companies advised by First Pacific Advisors, LP.

Respecting Your Privacy

The Fund does not disclose any non-public personal information provided by investors or gathered by the Fund to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining investor accounts, preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. In many instances, the investors will be clients of a third party, but the Fund may also provide an investor's personal and account information to the investor's respective brokerage or financial advisory firm and/or financial adviser or consultant.

Sharing Information with Third Parties

The Fund reserves the right to report or disclose personal or account information to third parties in circumstances where the Fund believes in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by the Fund in which an investor has invested. In addition, the Fund may disclose information about an investor or an investor's accounts to a third party at the investor's request or with the consent of the investor.

Procedures to Safeguard Private Information

The Fund is committed to its obligation to safeguard investor non-public personal information. In addition to this policy, the Fund has implemented procedures that are designed to limit access to an investor's non-public personal information to internal personnel who require the information to complete tasks, such as processing transactions, maintaining client accounts or otherwise providing services the investor requested. Physical, electronic and procedural safeguards are in place to guard an investor's non-public personal information.

Information Collected from Websites

Websites maintained by the Fund or its service providers may use a variety of technologies to collect information that helps the Fund and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as "cookies") allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. If you are a registered user of the Fund's and/or its service providers' website, the Fund, its service providers or third party firms engaged by the Fund or its service providers, may collect or share information submitted by you, which may include personally identifiable information. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Fund does not look for web browser "do not track" requests.

Changes to the Privacy Policy

From time to time, the Fund may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

Revised: February, 2018

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, Patrick B. Purcell and Allan M. Rudnick are all Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Directors"). Directors serve until their resignation, removal or retirement.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors
Sandra Brown, 1955	Director	2016	Consultant. Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).	8	None
Mark L. Lipson, 1949	Director	2015	Registered Investment Adviser, ML2 Wealth Advisors. Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).	8	None
Alfred E. Osborne, Jr., 1944	Director	2013	Interim Dean, Professor and Faculty Director, Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum, and Wedbush, Inc.
A. Robert Pisano, 1943	Director	2013	Consultant. Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-April 2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Entertainment Partners and Resources Global Professionals
Patrick B. Purcell, 1943	Director	2010	Retired. Formerly, Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983 to 1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).	8	None

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited) (Continued)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Allan M. Rudnick, 1940	Director & Chairman	2012	Private investor. Formerly, Co-founder and Chief Investment Officer of Kayne Anderson Rudnick Investment Management ("KAR") (1989-December 2007). Formerly, President (from 2001) and Chief Executive Officer and Chairman of the Board (from 2005) of KAR. Director/Trustee of FPA Capital, Inc. and of FPA Funds Trust and FPA New Income, Inc. (since 2010), of Source Capital, Inc. (since 2012), and of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012).	8	None
"Interested" Director(2)
J. Richard Atwood, 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.	8	None

(1)  The address of each Director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

Ms. Brown and Messrs. Lipson, Osborne, Pisano, Purcell and Rudnick serve as members of the audit committee of certain investment companies managed by First Pacific Advisors, LP ("FPA"), the Fund's investment adviser. The Fund's Board of Directors has considered the matter of their simultaneous service and determined that serving simultaneously as a member of these audit committees does not impair their ability to serve as a member of the Audit Committee of the Fund.

The Fund's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-551-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

The Fund's complete proxy voting record for the 12 months ended June 30, 2018, is available without charge, upon request, by calling 1-800-982-4372 and on the SEC's website at www.sec.gov.

The Fund's Audit Committee Charter is available on its website, www.fpa.com, and is available without charge, upon request, by calling 1-800-982-4372. The Fund's Annual CEO Certification as required by the NYSE's Corporate Governance listing standards for the fiscal year ended December 31, 2017, was submitted to the NYSE on May 18, 2018. The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov. Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited) (Continued)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

Steven Romick, 1963	Vice President and Portfolio Manager	2015

Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Vice President (since February 2015) and Portfolio Manager of FPA Crescent Fund, a series of FPA Funds Trust (since June 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).

Mark Landecker, 1975	Vice President and Portfolio Manager	2015

Partner of FPA (since December 2013). Formerly, Vice President of FPA (2009-2012). Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015) and Vice President (since May 2015) and Portfolio Manager (since June 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust. Formerly, Managing Director (January 2013-December 2013).

Brian Selmo, 1977	Vice President and Portfolio Manager	2015

Partner of FPA (since December 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015) and Vice President (since May 2015) and Portfolio Manager (since June 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust. Formerly, Managing Director (January 2013-December 2013).

Thomas. H. Atteberry, 1953	Vice President and Portfolio Manager	2015

Partner of FPA. Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015), Vice President (since June 2015), Portfolio Manager of FPA New Income, Inc. (since November 2004), and Portfolio Manager of FPA Flexible Fixed Income Fund, a series of FPA Funds Trust (since December 2018).

Abhijeet Patwardhan, 1980	Vice President and Portfolio Manager	2015

Partner (since January 2017) and a Director of Research (since April 2015) of FPA. Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015), Vice President and Portfolio Manager of the FPA New Income, Inc. (since November 2015) and Portfolio Manager of FPA Flexible Fixed Income Fund, a series of FPA Funds Trust (since December 2018). Formerly; Managing Director of FPA from November 2015 to January 2017. Formerly, Senior Vice President of FPA from January 2014 to November 2015.

Karen E. Richards, 1969	Chief Compliance Officer	2019

Senior Vice President and Chief Compliance Officer of FPA (since August 2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from February 2016 to March 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from June 2010 to January 2016).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (February 2006 to February 2015).

Francine S. Hayes, 1967	Secretary	2015	Vice President and Senior Counsel, State Street Bank and Trust Company (various positions since 2005).

(1)  The address for each Officer (except Ms. Hayes) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Hayes' address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

SOURCE CAPITAL, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Blvd., Suite 1200
Los Angeles, California 90025
(800) 982-4372 or (310) 473-0225

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

American Stock Transfer &
Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
(800) 279-1241 or (718) 921-8124
www.amstock.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street,
Los Angeles, California 90017

STOCK EXCHANGE LISTING

New York Stock Exchange: SOR

SUMMARY OF DIVIDEND REINVESTMENT PLAN

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Fund ("Dividend Shares"). American Stock Transfer & Trust Company, LLC, acts as the "Agent" for Plan participants. All correspondence with the Agent should be sent to: American Stock Transfer & Trust Company, LLC, Attn: Shareholder Relations Department, 6201 15th Avenue, Brooklyn, New York, 11219.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Fund reserves the right to amend or terminate the Plan.

Purchases of the Fund's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Fund's Common Stock on the NYSE is lower than the Fund's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Fund on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Fund. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Fund through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Fund. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

SOURCE CAPITAL, INC.

11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025

Item 2.  Code of Ethics.

(a)                                 The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)                                 Not applicable.

(c)                                  During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)                                 During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                                  Not applicable.

(f)                                   A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Purcell, who is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.  Principal Accountant Fees and Services.

	2017	2018
(a) Audit Fees	$41,905	$50,400
(b) Audit Related Fees	$-0-	$-0-
(c) Tax Fees(1)	$9,230	$6,300
(d) All Other Fees	$-0-	$-0-

(1)         Tax fees are for the preparation of the registrant’s tax return(s).

(e)(1)                   The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)          the registrant’s independent auditors inform the audit committee of the engagement,

(ii)         the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and

(iii)        the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)                   0% of the services provided to the registrant described in paragraphs b-d of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)                                   All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                                  None.

(h)                                 Not applicable.

Item 5.  Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of all the independent directors of the registrant.  The members of the audit committee are:  Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, Patrick B. Purcell and Allan M. Rudnick.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated the responsibility for voting proxies to First Pacific Advisors, LP (the “Adviser” or “FPA”), subject to the Board’s continuing oversight. FPA’s Proxy Voting Policy seeks to ensure that Fund proxies are voted consistently and in the best economic interests of the Fund.   FPA considers each proxy individually, on a case-by-case basis.

Where a proxy proposal raises a material conflict between FPA’s interests and the Fund’s interests, FPA will resolve the conflict as follows:

•                  FPA will convene an internal group of senior FPA employees who are independent from the conflict of interest at issue, and after review of the issue and any associated documentation, the internal group will propose a course of action that they determine is in the best interest of the applicable FPA Client(s).

•                  For material conflicts of interest, the internal group may take, but is not limited to, the following courses of action:

•                  FPA may consult with the Board of Directors for a course of action;

•                  FPA may vote in accordance with the recommendation of its proxy voting service provider;

•                  FPA may seek Client consent for the vote recommended by the Portfolio Manager;

•                  FPA may engage an independent third party to provide a recommendation on how to vote the proxy; or

•                  FPA may abstain from voting the proxy.

In certain instances, FPA may elect not to vote a proxy or otherwise be unable to vote a proxy on the Fund’s behalf.  Such instances may include but are not limited to a de minimis number of shares held, potential adverse impact on the Fund’s portfolio of voting such proxy (e.g., share blocking or short-term prohibitions on selling the issuer’s shares after the vote), or logistical or other considerations related to non-U.S. issuers (e.g., where an investment company’s legal structure may not be recognized in the relevant jurisdiction).  In addition, FPA generally will not seek to recall securities that are out on loan for the purpose of voting the securities unless it is in the Fund’s best interests to do so.

The Fund has filed Form N-PX, with the Fund’s complete proxy voting record for the twelve months ended June 30, 2018.  The Fund’s Form N-PX is available without charge, upon request, by calling toll-free (800) 982-4372 and on the SEC’s web site at www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Mark Landecker, Steven Romick and Brian Selmo are responsible for the day to day operations of asset allocation and the equity portion of the registrant.  Thomas H. Atteberry and Abhijeet Patwardhan are primarily responsible for the day-to-day management of the fixed income portion of the registrant.

Mr. Atteberry is Vice President and Portfolio Manager of Source Capital, Inc. (the “Fund”) (since December 2015) and a Partner of the Adviser (since October 2006).  Mr. Atteberry is also Vice President (since June 2015), Portfolio Manager of the FPA New Income, Inc. (since November 2004), and Portfolio Manager of FPA Flexible Fixed Income Fund, a series of FPA Funds Trust (since December 2018).

Mr. Landecker is Vice President and Portfolio Manager of the Fund (since December 2015), and a Partner of the Adviser (since December 2013).  Mr. Landecker is also a Vice President (since May 2015) and Portfolio Manager (since June 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust.  Previously, Mr. Landecker was a Managing Director of the Adviser from January 2013 to December 2013 and a Vice President of the Adviser from 2009 to 2012.

Mr. Patwardhan is Vice President and Portfolio Manager of the Fund (since December 2015), and a Managing Director (since November 2015) and a Director of Research (since April 2015) of the Adviser.  Mr. Patwardhan is also Vice President and Portfolio Manager of the FPA New Income, Inc. (since November 2015) and Portfolio Manager of FPA Flexible Fixed Income Fund, a series of FPA Funds Trust (since December 2018).  Previously Mr. Patwardhan served as Senior Vice President of the Adviser from January 2014 to November 2015 and as an analyst and Vice President of the Adviser from June 2010 to December 2013.

Mr. Romick is Vice President and Portfolio Manager of the Fund (since December 2015), a Managing Partner of the Adviser (since January 2010) and a Trustee of FPA Funds Trust (since 2002).  Mr. Romick is also a Vice President (since May 2015) and Portfolio Manager (since June 1993) of the FPA Crescent Fund, a series of FPA Funds Trust.

Mr. Selmo is Vice President and Portfolio Manager of the Fund (since December 2015), and a Partner of the Adviser (since December 2013).  Mr. Selmo is also a Vice President (since May 2015) and Portfolio Manager (since June 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust.  Previously, Mr. Selmo was a Managing Director of the Adviser from January 2013 to December 2013 and a Vice President of the Adviser from 2008 to 2012.

FPA Capital Fund, Inc., FPA Crescent Fund, a series of FPA Funds Trust, FPA International Value Fund, a series of FPA Funds Trust, FPA Flexible Fixed Income Fund, a series of FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. are registered investment companies managed by the Adviser.

(a)(2)  Set forth below is the following information with respect to other accounts managed by Mr. Atteberry, Mr. Landecker, Mr. Patwardhan, Mr. Romick and Mr. Selmo as of December 31, 2018.

Name of Portfolio Managers	Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Thomas H. Atteberry	Registered Investment Companies:	3	$6,301	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	14	$773	0	$0
Mark Landecker	Registered Investment Companies:	2	$14,029	0	$0
	Other Pooled Investment Vehicles:	18	$3,394	6	$885	*
	Other Accounts:	2	$114	0	$0

Name of Portfolio Managers	Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Abhijeet Patwardhan	Registered Investment Companies:	3	$6,301	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	14	$773	0	$0
Steven T. Romick	Registered Investment Companies:	2	$14,029	0	$0
	Other Pooled Investment Vehicles:	19	$3,331	7	$822	**
	Other Accounts:	2	$114	0	$0
Brian A. Selmo	Registered Investment Companies:	2	$14,029	0	$0
	Other Pooled Investment Vehicles:	18	$3,059	6	$549	*
	Other Accounts:	2	$114	0	$0

*                 Investors in one unregistered fund pay a fee of 20% of the net positive annual performance, subject to certain hurdles, in addition to the base management fee. Investors in the other two unregistered funds pay a fee of 15% of the net positive annual performance, subject to certain hurdles, in addition to the base management fee.

**          Three of these are unregistered funds that are structured as fund-of-funds and, in addition to the base management fee, investors pay a fee of up to 15% of the net positive annual performance, subject to certain hurdles. Investors in the other three unregistered funds pay a fee of 20% of the net positive annual performance, subject to certain hurdles, in addition to the base management fee.

Conflicts of Interest.  A portfolio manager may also responsible for managing other accounts in addition to the Fund.  Such accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other.  The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund.  Because of their positions with the Fund, a portfolio manager knows the size, timing and possible market impact of the Fund’s trades.  It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund.

A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts (including Proprietary Accounts) with similar investment strategies.  Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy.  The Adviser will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although the Adviser manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts (including Proprietary Accounts) simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the  circumstances.  To this end, the Adviser has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time.  As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the securities sought to be traded.  While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the overall benefits outweigh any disadvantages that may arise from this practice.  Subject to applicable laws and/or account restrictions, the Adviser may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

The Adviser and a portfolio manager may also face a conflict of interest where some accounts pay higher fees to the Adviser than others, such as by means of performance fees.  Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for the Adviser to take risks in managing assets that it would not otherwise take in the absence of such arrangements.  Additionally, since performance fees reward the Adviser for performance in accounts which are subject to such fees, the Adviser may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

The Adviser has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Fund and other accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.

(a)(3)                  Compensation. Compensation of the Adviser’s Portfolio Managers consists of: (i) a base salary; (ii) an annual bonus; and (iii) if the Portfolio Managers are equity owners of the Adviser, participation in residual profits of the Adviser.

The bonus calculation has both variable and fixed components. The most significant portion of the variable component is based upon the Adviser’s assessment of the Portfolio Managers’ performance in three key areas: long-term performance, team building, and succession planning.  The Adviser assesses long-term performance over a full market cycle, which generally lasts between five- and ten years.  Other considerations include manager and strategy recognition, client engagement and retention and business development.  Portfolio Managers can receive 100% of their variable participation when the Fund is closed to investors.

The majority of the fixed portion is based on the revenues received on the assets managed by the Portfolio Managers, including the Fund’s assets.

As an equity owner of the Adviser, the value of the Portfolio Manager’s ownership interest is dependent upon his ability to effectively manage the business over the long term.

The Adviser offers a 401(k) plan whereby the Portfolio Managers, as well as all permanent employees of the Adviser, may elect to contribute up to the legal limit.

(a)(4)                  The dollar value of shares of Common Stock of the registrant owned as of December 31, 2018 are set forth in the table below.  The following are the ranges:  none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Registrant
Thomas H. Atteberry	$10,001-$50,000
Mark Landecker	None
Abhijeet Patwardhan	$10,001-$50,000
Steven T. Romick	None
Brian A. Selmo	None

(b)                                 Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The registrant’s Board of Directors renewed the stock repurchase program at a Meeting of the Board of Directors on November 13, 2017 to repurchase up to 10% of the registrant’s outstanding common stock through December 31, 2018.  During the period ended December 31, 2018, the registrant repurchased 63,368 shares of common stock as further detailed below.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
7/1/18 – 7/31/18	7,499	$40.31	7,499	847,674
8/1/18 – 8/31/18	11,114	$40.53	11,114	836,560
9/1/18 – 9/30/18	6,655	$40.42	6,655	829,905
10/1/18 – 10/31/18	11,742	$37.74	11,742	818,163
11/1/18 – 11/30/18	1,200	$35.87	1,200	816,963
12/1/18 – 12/31/18	25,158	$32.50	25,158	791,805

The registrant’s Board of Directors renewed the stock repurchase program at a Regular Meeting of the Board of Directors on November 12, 2018 to repurchase up to 10% of the registrant’s outstanding common stock during the year ending December 31, 2019.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.  Exhibits.

(a)(1)                  Code of ethics as applies to the registrant’s principal executive and financial officers is attached hereto.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	March 8, 2019

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	March 8, 2019